Vulcan Value Partners Fund

Investor Class (VVPLX)

Institutional Class (VVILX)

(the “Fund”)

A series of Elevation Series Trust (the “Trust”)

Supplement dated August 4, 2026 to the Fund’s Prospectus, Summary Prospectus and Statement of Additional Information (“SAI”),

dated September 16, 2025, as may be supplemented and/or revised from time to time.

The Fund to convert to an Exchange Traded Fund.

Subject to the Board of Trustees’ (the “Board”) final approval, the Fund plans to convert into the Vulcan Value Partners ETF, an exchange-traded fund. The conversion is expected to occur in the fourth quarter of 2026. Shareholders should expect to receive an information statement describing the conversion in October 2026.

The conversion will also contain provisions for the merging of the Fund’s Institutional share class into the Investor share class which will take place on or about September 23, 2026 and the termination of the Fund’s Investor share class Rule 12b-1 plan which will occur on September 23, 2026.

Also, the Fund will no longer accept investments from direct shareholders after August 5, 2026. Any additional purchases will need to be made through intermediaries who have a selling agreement with the Fund.

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PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.